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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2008

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                 001-33088               22-2956711
          ----------                 ---------               ----------
(State Or Other Jurisdiction Of     (Commission     (IRS Employer Identification
        Incorporation)              File Number)                No.)


               135 Chestnut Ridge Road, Montvale, New Jersey 07645
               ---------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          -----------------------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the Securities Act\
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS.

         On January 10, 2008, Ivivi Technologies, Inc. (the "Company") issued a press release pursuant to which the Company announced that as part of the Company's strategy to move to a solution based pricing approach with hospital groups such as Regency Hospital Company ("Regency"), rather than pricing solely on a per unit basis, the Company signed a new three-year contract with Regency pursuant to which the Company will provide Regency facilities with several solution based packages that are priced using a fixed monthly rental rate per facility. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

         This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)     Exhibits

                 Exhibit 99.1 - Press release, dated January 10, 2008 (Exhibit
                                99.1 is furnished as part of this Current Report on Form 8-K).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          IVIVI TECHNOLOGIES, INC.


                                          By:/s/ Andre' DiMino
                                             --------------------------
                                             Name:  Andre' DiMino
                                             Title: Co-Chief Executive Officer


Date:    January 10, 2008


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